              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) September 15, 2005

                     NAVISTAR FINANCIAL 2004-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-01                           37-6401679
      (Commission File Number)            (I.R.S. Employer Identification No.)

  425 N. Martingale Road Schaumburg, Illinois              60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

            On September 15, 2005, the Registrant made available the
            Monthly Servicer Certificate for the Period of August 2005
            for the NAVISTAR FINANCIAL 2004-A OWNER TRUST,  which  is
            attached as Exhibit 20 hereto.

Item 9.01   Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2004-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  September 27, 2005                 By:/s/ Paul Martin
--------------------------                       -------------------------------
                                                 Paul Martin
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2004-A Owner Trust
               Monthly Servicer Certificate #18, dated September 15, 2005

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                                   EXHIBIT 20

                     Navistar Financial 2004 - A Owner Trust
                         For the Month of August 2005
                     Distribution Date of September 15, 2005
                           Servicer Certificate  #18

Original Pool Amount                                             $398,284,237.80
Subsequent Receivables (transferred 04/29/04)                    $201,715,759.98
Subsequent Receivables (transferred 00/00/00)                              $0.00
Subsequent Receivables (transferred 00/00/00)                              $0.00
Beginning Pool Balance                                           $338,650,497.26
Beginning Pool Factor                                                  0.5644175

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $12,030,527.34
     Interest Collected                                            $1,894,680.62
     Mandatory Prepayments                                                 $0.00
Additional Deposits:

     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds/Recoveries                                 $251,186.91
Total Additional Deposits                                            $251,186.91

Repos/Chargeoffs                                                     $214,062.43
Aggregate Number of Notes Charged Off                                         95

Total Available Funds                                             $14,020,681.06

Ending Pool Balance                                              $326,561,621.30
Ending Pool Factor                                                     0.5442694

Servicing Fee                                                        $282,208.75
     memo: Servicer will allocate $1,500.00 of Servicing
           Fee as Administration Fee
Repayment of Servicer Advances                                       $155,713.81
                                                                                          =================================
                                                                                            Memo Item - Reserve Account
Reserve Account:                                                                          Opening balance    $11,999,999.96

     Beginning Balance  (see Memo Item)                           $13,051,782.29          +  Transfer Base            $0.00
     Target Percentage                                                     3.25%          +  Invest. Income      $33,347.40
     Target Balance                                               $10,613,252.69          +  Excess Serv.     $1,018,434.93
     Specified Yield Supplement Amount                                     $0.00          +  Transfer (to)
                                                                                             Collections Acct         $0.00
     Specified Yield Supplement Amount                                     $0.00                            ---------------
     Specified Reserve Account Balance                            $10,613,252.69             Beginning Bal.  $13,051,782.29
     Minimum Balance                                              $11,999,999.96          =================================
     (Release)/Deposit                                            ($1,051,782.33)
     Ending Balance                                               $11,999,999.96

----------------------------------------------------------- --------------------
Current Weighted Average APR:                                             6.666%
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Current Weighted Average Remaining Term (months):                          36.64
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Delinquencies                                                            Dollars    Notes
                             Installments: 1 - 30 days              1,503,946.08    1,485
                                           31 - 60 days               416,293.62      353
                                           60+  days                  194,189.54      151

                                    Total:                          2,114,429.24    1,514
                                 Balances: 60+  days                1,619,408.50      151
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Navistar Financial 2004 - A Owner Trust
For the Month of August 2005
                                                                     NOTES                                 CLASS B        CLASS C
                              TOTAL        CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4       NOTES          NOTES
                       $600,000,000.00 $108,000,000.00 $175,000,000.00 $154,000,000.00 $127,000,000.00 $21,000,000.00 $15,000,000.00
Original Pool Amount

Distributions:
   Distribution Percentages  (1)                  0.00%         94.00%           0.00%           0.00%          3.50%          2.50%

   Coupon                                       1.0800%        1.4500%         2.0100%         2.5900%        2.4600%        3.2000%

Beginning Pool Balance $338,650,497.26
Ending Pool Balance    $326,561,621.30

Collected Principal     $11,874,813.53
Collected Interest       $1,894,680.62
Charge - Offs              $214,062.43
Liquidation Proceeds/
   Recoveries              $251,186.91

Servicing & Administration
   Fee                     $282,208.75
Investment Earnings from
   Pre-Funding Acct.             $0.00
Cash Transfer
   from Negative Carry Acct.     $0.00
Cash Transfer from
   Pre-Funding Acct.             $0.00
Cash Transfer from
   Reserve Account               $0.00
Total Collections Available
   for Debt Service     $13,738,472.31

Beginning Balance      $338,650,497.27            $0.00 $30,851,467.43 $154,000,000.00 $127,000,000.00 $15,632,187.08 $11,166,842.76

Interest Due (2)           $631,161.42            $0.00     $37,278.86     $257,950.00     $274,108.33     $32,045.98     $29,778.25
Interest Paid              $631,161.42            $0.00     $37,278.86     $257,950.00     $274,108.33     $32,045.98     $29,778.25
Principal Due           $12,088,875.96            $0.00 $11,363,543.40           $0.00           $0.00    $423,159.01    $302,173.54
Mandatory Prepayments
   Class A-1 only                $0.00            $0.00
Principal Paid          $12,088,875.96            $0.00 $11,363,543.40           $0.00           $0.00    $423,159.01    $302,173.54

Ending Balance         $326,561,621.31            $0.00 $19,487,924.03 $154,000,000.00 $127,000,000.00 $15,209,028.07 $10,864,669.22
Note/Certificate Pool Factor
   (Ending Balance/Original Pool Amt.)        0.0000000      0.1113596       1.0000000       1.0000000      0.7242394      0.7243113

Total Distributions     $12,720,037.38            $0.00 $11,400,822.26     $257,950.00     $274,108.33    $455,204.99    $331,951.79

Interest Shortfall               $0.00            $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall              $0.00            $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
          Total Shortfall        $0.00            $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing
   (see Memo Item -
    Reserve Account)     $1,018,434.93

Beginning Reserve
   Acct. Bal.           $13,051,782.29
(Release)/Draw          ($1,051,782.33)
Ending Reserve
   Acct Bal.            $11,999,999.96

1)  (a) 100% to the Class A-1 Notes until the Class A-1 Notes are paid in full.  (b) 94.00% of any amount remaining after the application of funds in clause (a) to the remaining Class A Notes sequentially until the Class A Notes are paid in full.
    (c) 58.34% of any amount remaining after the application of funds in clauses (a) and (b) to the Class B Notes until the Class B
    Notes are paid in full.  (d) Any amount remaining after the application of funds in clauses (a), (b) and (c) to the Class C
    Notes until the Class C Notes are paid in full.
2)  Class A-1  Interest based on Actual Number of Days.  Interest on other classes based on a 30 day month.  Interest for first settlement based off 14 days, from 04/01/04 to, but excluding, 4/15/04.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
====================================================
Memo Item - Advances:
   Servicer Advances - Current Month   ($155,713.81)
   Total Outstanding Servicer Advances $2,242,227.18
====================================================

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Navistar Financial 2004 - A Owner Trust
For the Month of August 2005

Trigger Events: A)  Loss Trigger
                B)  Delinquency Trigger
                C)  Noteholders Percent Trigger

                                        5                4                3               2                1               0
                                      Mar-05           Apr-05          May-05          Jun-05           July-05          Aug-05

Remaining Gross Balance            448,210,535.84   $430,212,321.94 $415,538,394.90 $400,215,242.39  $385,215,013.88 $372,002,741.38

A)   Loss Trigger:

Principal of Contracts Charged Off    $355,635.83       $263,519.13     $382,765.13     $297,927.26      $280,890.24     $214,062.43

Recoveries                            $257,571.00       $181,924.25     $426,603.52     $502,389.19      $243,249.37     $251,186.91

Total Charged Off (Months 5, 4, 3)  $1,001,920.09
Total Recoveries (Months 3, 2, 1)   $1,172,242.08
                                  ---------------
Net Loss/(Recoveries) for 3 Mos     ($170,321.99)  (a)

Total Balance (Months 5, 4, 3)  $1,293,961,252.68  (b)

Loss Ratio Annualized  [(a/b) * (12)]    -0.1580%

Trigger:  Is Ratio > 1.5%                      No
                                                                                          Jun-05           Jul-05          Aug-05

B)   Delinquency Trigger:                                                             $1,080,429.44    $1,651,752.44   $1,619,408.50
     Balance delinquency 60+ days                                                          0.26996%         0.42879%        0.43532%
     As % of Beginning Pool Balance                                                        0.26643%         0.31357%        0.37802%
     Three Month Average

     Trigger:  Is Average > 2.0%               No

C)   Noteholders Percent Trigger:              2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                    No

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